UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 2, 2017

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York  11803

(Address of principal executive offices)

(516) 677-0200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On February 2, 2017, Veeco Instruments Inc. (the “Company”) and Ultratech, Inc. (“Ultratech”) issued a joint press release, which is attached as Exhibit 99.1, announcing the execution of an Agreement and Plan of Merger, dated as of February 2, 2017, pursuant to which the Company will acquire Ultratech. As described in the press release, the Company and Ultratech intend to hold a conference call with investors during which they will discuss the materials that are attached as Exhibit 99.2 hereto. In addition, a copy of the Employee and Customer Q&As, dated February 2, 2017, regarding the Transaction is attached hereto as Exhibit 99.3, and a copy of the memorandum to employees, dated February 2, 2017, regarding the Transaction is attached hereto as Exhibit 99.4. The press release attached hereto as Exhibit 99.1, the investor presentation attached hereto as Exhibit 99.2, the Employee and Customer FAQs attached hereto as Exhibit 99.3, and the memorandum to employees attached hereto as Exhibit 99.4 are incorporated by reference in this Item 8.01.

Additional Information and Where to Find It

In connection with the proposed acquisition of Ultratech by the Company pursuant to the terms of an Agreement and Plan of Merger by and among Ultratech, the Company and Ulysses Acquisition Subsidiary Corp., the Company will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Form S-4”) that will contain a proxy statement of Ultratech and a prospectus of the Company, which proxy statement/prospectus will be mailed or otherwise disseminated to Ultratech’s stockholders when it becomes available.  Investors are urged to read the proxy statement/prospectus (including all amendments and supplements) because they will contain important information.  Investors may obtain free copies of the proxy statement/prospectus when it becomes available, as well as other filings containing information about the Company and Ultratech, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of these documents may also be obtained for free from the companies’ web sites at www.Veeco.com or www.Ultratech.com.

Participants in Solicitation

The Company, Ultratech and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Ultratech in connection with the proposed transaction.  Information about the Company’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on February 25, 2016 and its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on March 22, 2016. Information about Ultratech’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on February 26, 2016, Amendment No. 1 to its Annual Report on Form 10-K, which was filed with the SEC on April 22, 2016, and the proxy statements for its 2016 annual meeting of stockholders, which were filed with the SEC on June 10 and June 13, 2016. Investors may obtain more detailed information regarding the direct and indirect interests of the Company, Ultratech and their respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statement/prospectus regarding the transaction, which will be filed with the SEC.

Forward-Looking Statements

This written communication contains forward-looking statements that involve risks and uncertainties concerning the Company’s proposed acquisition of Ultratech, Ultratech’s and the Company’s expected financial performance, as well as Ultratech’s and the Company’s strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that Ultratech may be unable to obtain required stockholder approval or that other conditions to closing the transaction may not be satisfied, such that the transaction will not close or that the closing may be delayed; the reaction of customers to the transaction; general economic conditions; the transaction may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the parties to the transaction; the ability to recognize the benefits of the transaction; the amount of the costs, fees, expenses and charges related to the transaction and the actual terms of any financings that will be obtained for the transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement.  In addition, please refer to the documents that the Company and Ultratech file with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company and Ultratech identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-

looking statements set forth in this written communication. All forward-looking statements speak only as of the date of this written communication nor, in the case of any document incorporated by reference, the date of that document. Neither the Company nor Ultratech is under any duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.

Item 9.01   Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description

99.1	Joint Press Release dated February 2, 2017

99.2	Investor Presentation

99.3	Employee and Customer FAQs

99.4	Memorandum to Employees, dated February 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 2, 2017	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins
Name: Gregory A. Robbins
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Joint Press Release dated February 2, 2017

99.2	Investor Presentation

99.3	Employee and Customer FAQs

99.4	Memorandum to Employees, dated February 2, 2017